FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1998

                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO. 2 )
                                          ---
Filed by the Registrant                                        [X]
Filed by a Party other than the Registrant                     [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement       [_]  Confidential, for Use of the Commission Only
[X]  Definitive Proxy Statement             (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Additional Materials   [_]  Soliciting Material Pursuant to Rule 14a-11(c)
                                            or Rule 14a-12

                                  WM Trust I
                                  ----------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required
[_] Fee computed on a table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5)  Total fee paid:
--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

(3)  Filing Party:
--------------------------------------------------------------------------------

(4)  Date Filed:
--------------------------------------------------------------------------------

                               WM GROUP OF FUNDS

                             TAX-EXEMPT BOND FUND
                               1201 THIRD AVENUE
                                  SUITE 1400
                           SEATTLE, WASHINGTON 98101

                                                              November 11, 1998

Dear Shareholder:

  On September 22, 1998, the Trustees approved the appointment of a new sub-advisor, Van Kampen Management, Inc. for the Tax-Exempt Bond Fund (the "Fund"). We believe the appointment of Van Kampen as sub-advisor, if approved by the shareholders, will greatly benefit the Fund. Van Kampen has extensive experience managing similar funds and already sub-advises the following other WM Funds: California Municipal Fund, California Insured Intermediate Municipal Fund and Florida Insured Municipal Fund.

  A special meeting of shareholders will be held on December 18, 1998 at 2:00 p.m. (Pacific time) at the Fund's main office at 1201 Third Avenue, 15th Floor, Seattle, Washington. This meeting is being held to approve Van Kampen's appointment. Van Kampen's fees, as well as the costs of this solicitation and meeting, will be paid for by the Advisor, WM Advisors, Inc., and NOT by the Fund. There will not be any change in the fees borne by your Fund as a result of the proposed change.

  The accompanying proxy materials discuss the proposed Sub-Advisory agreement in greater detail. Please read the information, and, if you cannot attend the meeting, please cast your vote on the enclosed proxy card, date the card, and return it in the postage prepaid envelope as soon as possible. PLEASE SIGN AND RETURN YOUR PROXY CARD. YOUR VOTE IS IMPORTANT. If insufficient proxy cards are returned, additional solicitation efforts will be required to encourage shareholders to return their proxy cards.

  If you have any questions, please telephone toll-free (800) 222-5852.

  We look forward to the opportunities that Van Kampen's engagement will offer to all shareholders and we appreciate your continued support.

                                                     Sincerely,

                                                     William G. Papesh
                                                     President

                            WM GROUP OF FUNDS
                             TAX-EXEMPT BOND FUND

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON DECEMBER 18, 1998

                             ---------------------

To the Shareholders of the Tax-Exempt Bond Fund:

  Notice is hereby given that a Special Meeting of Shareholders of the Tax-Exempt Bond Fund (the "Fund"), a series of WM Trust I, will be held on December 18, 1998 at 2:00 p.m., Pacific time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101, for the following purposes:

    1. To approve or disapprove a new Sub-Advisory Agreement relating to the Fund by and between WM Advisors, Inc. ("WM Advisors") and Van Kampen Management, Inc. ("Van Kampen").

    2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

  Shareholders of record at the close of business on October 21, 1998 are entitled to notice of, and to vote at, the Meeting.

                                                     By order of the Board of
                                                       Trustees,

                                                     John T. West, Secretary

November 11, 1998


                            YOUR VOTE IS IMPORTANT

 PLEASE RESPOND--YOUR VOTE IS IMPORTANT, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                            WM GROUP OF FUNDS

                             TAX-EXEMPT BOND FUND

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Trust I (the "Trust") for use at the Special Meeting of Shareholders of the Tax-Exempt Bond Fund (the "Fund"), a series of the Trust, to be held at 2:00 p.m., Pacific time, on December 18, 1998 at 1201 Third Avenue, Seattle, Washington and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about November 11, 1998.

  A COPY OF THE ANNUAL REPORT OF THE TRUST FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 AND THE SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 1998 (DUE TO THE CHANGE IN THE FUND'S YEAR-END) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., 1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101 OR BY CALLING (800) 222-5852.

I. GENERAL

  All shareholders of record of the Fund as of the close of business on October 21, 1998, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The number of shares of beneficial interest of each class of the Fund of each class issued and outstanding as of the Record Date was as follows: Class A-- 36,985,547.105; Class B--2,115,231.175; Class I--148.018 and Class S--179.830.

  Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

  The holders of 10% of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting, although it is necessary for at least a majority of the shares of the Fund to be represented at the Meeting in order for the Proposed Agreement to be approved. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of Proposal 1 for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a negative vote on Proposal 1, depending on the number of shares present at the meeting.

  Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors and its affiliates. The Trust has retained First Data, Inc. to aid in the tabulation of proxies. In addition, the Trust may decide to retain First Data, Inc. to aid in solicitation of proxies for a fee not to exceed $2,500. The costs of retaining First Data, Inc. and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by WM Advisors and not by the Fund.

II. APPROVAL OF SUB-ADVISORY AGREEMENT WITH VAN KAMPEN.

 The Proposal

  As described more fully below, WM Advisors has proposed that Van Kampen serve as Sub-Advisor to the Fund pursuant to a Sub-Advisory Agreement (the "Proposed Agreement") with respect to the Fund. In order for Van Kampen to serve as Sub-Advisor to the Fund, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of the Proposed Agreement by both the Trust's Board of Trustees and the Fund's shareholders.

  The Proposed Agreement was approved (to be effective upon shareholder approval) by a majority of the Trustees, including those Trustees who are not "interested persons" or affiliates (as defined in the 1940 Act) of any party to the Proposed Agreement (the "Independent Trustees"), on September 22, 1998. A majority of the Trustees, including a majority of the Independent Trustees, have recommended approval of the Proposed Agreement by shareholders. In determining to recommend the engagement of Van Kampen, the Trustees considered the extensive experience of Van Kampen in managing funds of this type and its performance record. If the shareholders do not approve the Proposed Agreement, the Trustees will consider what further actions to take. Such actions could include considering another potential sub-advisor for the Fund.

  A description of the Proposed Agreement, the services to be provided thereunder, and the procedures for termination and renewal thereof is set forth below under "Description of Proposed Agreement." Such description is qualified in its entirety by reference to the form of the Proposed Agreement set forth in Appendix A to this Proxy Statement. Additional information about Van Kampen is set forth below under "Other Information."

 Description of Proposed Agreement

  In order to assist it in carrying out its responsibilities as manager of the Fund, WM Advisors has proposed to retain Van Kampen under the Proposed Agreement to render Sub-Advisory services to the Fund under the supervision of WM Advisors and the Trustees of the Trust.

  WM Advisors would pay the fees of Van Kampen under the Proposed Agreement. Under the Proposed Agreement, Van Kampen would receive a fee based on the average daily net assets of the Fund, calculated at the annual rate of 0.10%.

  The Proposed Agreement provides that, subject to the supervision of the Trustees and WM Advisors, Van Kampen would, in conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 and the Internal Revenue Code of 1986, make investment decisions for the Fund in accordance with the Fund's investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as in effect and as amended from time to time with notice to Van Kampen; place purchase and sale orders on behalf of the Fund to effectuate the investment decisions made; maintain books and records with respect to the securities transactions of the Fund and furnish to the Trust's Board of Trustees such periodic, regular and special reports as the Board may request; and treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders. The Proposed Agreement further provides that Van Kampen shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where Van Kampen may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities or when so requested by the Trust. In providing those services, Van Kampen will supervise the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Funds' assets. In addition, Van Kampen will furnish the Fund or WM Advisors with whatever statistical information the Fund or WM Advisors may reasonably request with respect to the instruments that the Fund may hold or contemplate purchasing.

  The Proposed Agreement provides that it will continue in effect for an initial term of two years from its date of execution (which is expected to be on or about January 1, 1999) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, the Proposed Agreement be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Proposed Agreement terminates automatically in the event of its assignment, and may be terminated without penalty by the Trust at any time, on thirty days' written notice to WM Advisors and Van Kampen, by WM Advisors upon thirty days' written notice, and by Van Kampen upon ninety days' written notice.

  The Proposed Agreement provides that Van Kampen shall not be subject to any liability to the Trust, the Fund or WM Advisors, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties by Van Kampen.

 Trustees' Recommendation

  THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSED AGREEMENT.

  Approval requires the vote of the lesser of (1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III. ADDITIONAL INFORMATION

  The Trust is an open-end management investment company organized in 1997 as a business trust under the laws of Massachusetts. The Trust is a series investment company with eight investment portfolios. The Fund is one of those portfolios and is diversified. The address of the Trust is 1201 Third Avenue, Seattle, Washington 98101.

 Information About The Advisor

  The Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has been in the investment management business since 1944. The Advisor is a subsidiary of Washington Mutual, Inc. The principal address of Washington Mutual, Inc. is 1201 Third Avenue, Seattle, Washington 98101.

 Advisory Agreement

  WM Advisors currently acts as the Fund's Advisor pursuant to an agreement with the Trust dated March 20, 1998 (the "Advisory Agreement") and approved by the

Fund's shareholders on February 20, 1998. The Advisory Agreement was submitted for shareholder approval at such time in connection with the reorganization of the Fund's predecessor, a Washington corporation, as a series of the Trust.

  The Advisor's responsibilities under the Advisory Agreement include formulating the Fund's investment policies (subject to the terms of the Prospectus), analyzing economic trends, directing and evaluating the investment services provided by any Sub-Advisors and monitoring the Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Fund. In connection with its service as investment advisor to the Fund, the Advisor may engage one or more Sub-Advisors to provide investment advisory services to the Fund and may change or eliminate any such Sub-Advisor if it deems such action to be in the best interests of the Fund and its shareholders. Where the Advisor has not delegated such duties to a Sub-Advisor, it is responsible for managing the investment and reinvestment of the Fund's assets.

  The Advisory Agreement provides that it will, unless sooner terminated in accordance with the Advisory Agreement, continue in effect with respect to the Fund for a period of two years from its effective date and thereafter on an annual basis with respect to the Fund, provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees and either (a) by the vote of a majority of the Trustees, or (b) by the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined by the 1940 Act) by the Advisor. The Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the Fund.

  The Advisory Agreement may be terminated at any time without the payment of any penalty, by the Trust by vote of a majority of the Trustees, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice to the Advisor or by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

  The Advisory Agreement provides that the Advisor shall not be subject to any liability arising out of any services rendered by it under the Advisory Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

  The Advisory Agreement provides that the Advisor shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the Advisory Agreement.

  Under the Advisory Agreement, a monthly advisory fee based on the average daily net assets of the Fund is payable by the Fund to the Advisor at an annual rate of 0.50% of the first $250 million of average daily net assets, plus 0.40% on net assets in excess of $250 million.

 Fees Paid

  For the fiscal year ended December 31, 1997, of Composite Tax-Exempt Bond Fund, Inc. the predecessor to the Fund paid advisory fees to the Advisor, transfer agency fees to WM Shareholder Services, Inc. (the "Transfer Agent"), and distribution fees to the Distributor as follows: $987,356 in advisory fees, $473,989 in distribution fees, and $84,547 in transfer agency fees.

 Information About Van Kampen

  Van Kampen, One Parkview Plaza, Oakbrook, Illinois 60181, also acts as sub-advisor to the California Municipal, California Insured Intermediate Municipal and Florida Insured Municipal Funds of WM Trust II. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional and investment company clients and, together with its affiliates, had aggregate assets under management or supervision, as of September 30, 1998, of more than $68 billion.

  If the Sub-Advisory Agreement is approved by shareholders, David C. Johnson, Senior Vice President of Van Kampen, will have primary responsibility for the day-to-day management of the Tax-Exempt Bond Fund's portfolio effective on or about January 1, 1999. Mr. Johnson has been employed by Van Kampen since 1989.

 Other Fund Sub-Advised By Van Kampen

  Van Kampen also serves as sub-advisor to a mutual fund, Mentor National Municipal Fund, which has an investment objective similar to that of the Fund. Van Kampen receives a fee at the annual rate of 0.25% of Mentor National Municipal Fund's average daily net assets. As of September 30, 1998, the approximate net assets of Mentor National Municipal Fund were $110.8 million.

 Portfolio Transactions and Brokerage

  BROKERAGE AND RESEARCH SERVICES

  Most of the purchases and sales of securities for the Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for the Fund are made by the

Advisor or Van Kampen, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Advisor or Van Kampen, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the Advisor or Van Kampen are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor or Van Kampen to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.

  There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

  In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Advisor or Van Kampen seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor or Van Kampen will consider the factors that the Advisor or Van Kampen deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Advisor, and the Sub-advisory Agreement will authorize Van Kampen, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust, the other Funds and/or other accounts over which the Advisor, Van Kampen or their affiliates exercise investment discretion. The fees under the advisory agreements between the Trust, the Advisor and Van Kampen are not reduced by reason of their receiving such brokerage and research services. The Trust's Board of Trustees will periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Fund.

  Consistent with applicable provisions of the 1940 Act, the rules and exemptions adopted by the Commission thereunder, and relevant interpretive and "no-action" positions taken by the Commission's staff, the Trust's Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all portfolio transactions with affiliates will be fair and reasonable. Under the procedures adopted, portfolio transactions for the Fund may be executed through any affiliated broker (other than affiliated persons of the Trust solely because the broker is an affiliated person of a sub-advisor of another Fund) if, subject to other conditions in the Rule 17e-1 procedures, in the judgment of the Advisor or Van Kampen, the use of an affiliated broker is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction an affiliated broker charges the Fund a rate consistent with those charged for comparable transactions in comparable accounts of the broker's most favored unaffiliated clients. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

  BROKERAGE TRANSACTIONS WITH AFFILIATES

  During the fiscal year ended December 31, 1997, the Fund did not pay any brokerage commissions to any broker then affiliated with the Advisor or Van Kampen.

 Ownership of Shares and Voting Information

  As of October 21, 1998, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of shares of the Fund and of the Trust as a whole. As of the Record Date, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                                         SHARES    PERCENTAGE OF
                                                      BENEFICIALLY  OUTSTANDING
                                                         OWNED     SHARES OWNED
                                                      ------------ -------------
CLASS A
None

CLASS B
None

CLASS I
WM Shareholder Services..............................   148.018        100%
1201 Third Avenue
Seattle, Washington 98101

CLASS S
WM Shareholder Services..............................   179.830        100%
1201 Third Avenue
Seattle, Washington 98101

 Certain Trustees and Officers of the Trust

  The following persons are both officers or Trustees of the Trust and officers or directors of the Advisor: William G. Papesh, Director and President of WM Advisors, is the President and a Trustee of the Trust, Monte D. Calvin, Director of WM Advisors, is the Senior Vice President and Chief Financial Officer of the Trust and Sandy Cavanaugh, Director of WM Advisors, is Senior Vice President of the Trust.

  No persons act as both officers or Trustees of the Trust and officers and directors of Van Kampen.

 Transfer Agent and Principal Underwriter.

  The Transfer Agent is WM Shareholder Services, Inc. The Principal Underwriter is WM Funds Distributor, Inc. The principal business address of each is 1201 Third Avenue, Seattle, Washington 98101.

 Other Matters

  In the event that a quorum is not present for purposes of acting on Proposal 1, or if sufficient votes in favor of Proposal 1 are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals.

  Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is Proposal 1, mentioned in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting, and on all matters incidental to the conduct of the Meeting.

 Shareholder Proposals at Future Meetings

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

November 11, 1998

                                                                     APPENDIX A

                       INVESTMENT SUB-ADVISORY AGREEMENT
                        EFFECTIVE AS OF JANUARY 1, 1999

Van Kampen Management Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Ladies and Gentlemen:

WM Advisors, Inc. ("WM Advisors"), a corporation organized under the laws of the state of Washington, hereby agrees with Van Kampen Management Inc. (the "Sub-Advisor"), a corporation organized under the laws of the state of Delaware, as follows:

  1. Investment Description; Appointment

  WM Advisors desires to employ the capital of the investment funds of WM Trust I (the "Trust") listed on Annex A hereto (individually, each a "Fund" and collectively, the "Funds") by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Declaration of Trust, as amended, and in the Prospectus and Statement of Additional Information relating to the Funds as in effect and which may be amended from time to time, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Funds' Prospectus and Statement of Additional Information and the Trust's Declaration of Trust, as amended, have been or will be submitted to the Sub-Advisor. WM Advisors agrees to provide copies of all amendments to the Funds' Prospectus and Statement of Additional Information and the Trust's Declaration of Trust to the Sub-Advisor on an on-going basis. WM Advisors desires to employ and hereby appoints the Sub-Advisor to act as investment sub-advisor to the Funds. The Sub-Advisor accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

  2. Services as Investment Sub-Advisor

  Subject to the supervision of the Board of Trustees of the Trust and of WM Advisors, the Funds' investment adviser, the Sub-Advisor will (a) act in conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940 and the Internal Revenue Code of 1986, as the same may from time to time be amended; (b) make investment decisions for the Funds in accordance with the Funds' investment objectives and policies as stated in the Funds' Prospectus and Statement of Additional Information as in effect and, after notice to the Sub-Advisor, and which may be amended from time to time; (c) place purchase and sale orders on behalf of the Funds to effectuate the investment decisions made; (d) maintain books and records with respect to the securities transactions of the Funds and will furnish to the Trust's Board of Trustees such periodic, regular and special reports as the Board may request; and (e) treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present or potential shareholders; and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and such records may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust. In providing those services, the Sub-Advisor will supervise the Funds' investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Funds' assets. In addition, the Sub-Advisor will furnish the Funds or WM Advisors with whatever statistical information the Funds or WM Advisors may reasonably request with respect to the instruments that the Funds may hold or contemplate purchasing.

  3. Brokerage

  In executing transactions for the Funds and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek the best overall terms available and shall execute or direct the execution of all such transactions in a manner permitted by law and in a manner that is in the best interest of the Funds and their shareholders. In assessing the best overall terms available for any Fund transactions, the Sub-Advisor will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. Pursuant to its investment determinations for the Funds, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Advisor may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Trust with research advice and other services.

  4. Information Provided to the Trust

  The Sub-Advisor will keep the Trust and WM Advisors informed of developments materially affecting the Funds, and will on its own initiative, furnish the Trust and WM Advisors on at least a quarterly basis with whatever information the Sub-Advisor believes is appropriate for this purpose.

  5. Standard of Care

  The Sub-Advisor shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except (a) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act, or
(b) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such breach, act or omission described in (a) or (b) shall be referred to as "Disqualifying Conduct").

  6. Compensation

  In consideration of the services rendered pursuant to this Agreement, WM Advisors will pay the Sub-Advisor on the first business day of each month a fee for the previous month according to the schedule of fees detailed in Annex A attached to this Agreement. The Sub-Advisor shall have no right to obtain compensation directly from the Funds or the Trust for services provided hereunder and agrees to look solely to WM Advisors for payment of fees due. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Advisor, the value of the Funds' net assets shall be computed at the times and in the manner specified in the Funds' Prospectus or Statement of Additional Information relating to the Funds as from time to time in effect.

  7. Expenses

  The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions. The Trust will bear certain other expenses to be incurred in its operation, including but not limited to: organizational expenses, taxes, interest, brokerage fees and commissions, if any; fees of trustees of the Trust who are not officers, directors or employees of the Sub-Advisor, WM Advisors, or any of their affiliates; Securities and Exchange Commission fees and state Blue Sky qualification fees; out-of-pocket expenses of custodians, transfer and dividend disbursing agents and transaction charges of custodians; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Funds and of the officers or

Board of Trustees of the Trust; and any extraordinary expenses. In addition, the Funds pay a distribution fee pursuant to the terms of a Distribution Plan adopted under Rule 12b-1 of the 1940 Act.

  8. Services to Other Companies or Accounts

  WM Advisors understands that the Sub-Advisor now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to one or more other investment companies or series of investment companies, and WM Advisors has no objection to the Sub-Advisor so acting, provided that whenever the Funds and one or more other accounts or investment companies advised by the Sub-Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. WM Advisors recognizes that in some cases this procedure may limit the size of the position that may be acquired or disposed of for the Funds. In addition, WM Advisors understands that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Advisor or any affiliate of the Sub-Advisor to engage in and devote time and attention to other business or to render services of whatever kind or nature.

  9. Term of Agreement

  This Agreement shall become effective as of the date first written above, shall continue for a period of two years thereafter, and shall continue in effect for a period of more than two years thereafter only so long as such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the 1940
Act) of the Funds' outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by WM Advisors, the Board of Trustees of the Trust or by vote of holders of a majority of the Funds' shares, or upon 90 days' written notice by the Sub-Advisor and will terminate automatically upon any termination of the advisory agreement between the Trust and WM Advisors. In addition, this Agreement will also terminate automatically in the event of its assignment (as defined in said Act). The Sub-Advisor agrees to notify the Trust of any circumstances that might result in this Agreement being deemed to be assigned.

  10. Representations of WM Advisors and the Sub-Advisor

  WM Advisors represents that (a) a copy of the Trust's Declaration of Trust, dated September 19, 1997, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts, (b) the appointment of the Sub-

Advisor has been duly authorized, (c) it has acted and will continue to act in conformity with the 1940 Act and other applicable laws, and (d) it is authorized to perform the services herein.

  The Sub-Advisor represents that it is authorized to perform the services described herein.

  11. Indemnification

  WM Advisors shall indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising from or in connection with this Agreement or the performance by the Sub-Advisor of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Advisor be indemnified for Disqualifying Conduct.

  12. Amendment of this Agreement

  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

  13. Entire Agreement

  This Agreement constitutes the entire agreement between the parties hereto.

  14. Governing Law

  This Agreement shall be governed in accordance with the laws of The Commonwealth of Massachusetts.

  If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                                     Very truly yours,

                                                     WM Advisors, Inc.


Dated: ______________________________  By ____________________________________
                                          Name:
                                          Title:

Accepted:

Van Kampen Management Inc.


By __________________________________  Dated: ________________________________
 Name:
 Title:

                                                                        ANNEX A

  For the services provided and expenses assumed pursuant to the Agreement, the Sub-Advisor will be paid a monthly fee, absent fee waivers, based upon each Fund's average daily net assets, at an annual rate as follows:

Tax-Exempt Bond Fund................ 0.10%

          Please fold and detach card at perforation before mailing.


                             WM GROUP OF FUNDS
                              TAX-EXEMPT BOND FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS--DECEMBER 18, 1998

  The undersigned hereby appoints William G. Papesh, Monte D. Calvin and John
T. West, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the TAX-EXEMPT BOND FUND, a series of WM Trust I, on December 18, 1998 at 2:00 P.M. Pacific time, and any adjournment thereof, all of the shares of the Tax-Exempt Bond Fund which the undersigned would be entitled to vote if personally present.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

Date ________________

NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

     ------------------------------------------------------


     ------------------------------------------------------
                       Signature(s)

          Please fold and detach card at perforation before mailing.

  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR Proposal 1.


             Please vote by filling in the appropriate box below.


  1.To approve the Sub-Advisory Agreement with respect to the Fund between WM
    Advisors, Inc. and Van Kampen Management, Inc.


                    FOR [_]     AGAINST [_]      ABSTAIN [_]


               PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.